UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Note Purchase Agreement

As previously disclosed on August 21, 2024 by Terran Orbital Corporation, a Delaware corporation (“Terran” or the “Company”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), on August 15, 2024 (the “Prior 8-K”), the Company, as issuer, and certain of its subsidiaries, as guarantors (the “Guarantors” and together with the Company, collectively, the “Note Parties”), entered into that certain note purchase agreement (the “Bridge Note Purchase Agreement”) with the purchasers party thereto, including affiliates of FP Credit Partners, L.P. (“FP”), Lockheed Martin Corporation (“Lockheed Martin”) and affiliates of Beach Point Capital Management (“Beach Point” and together with FP and Lockheed Martin, the “Purchasers”) and Wilmington Savings Fund Society, FSB, as administrative agent and as collateral agent (the “Agent”), pursuant to which the Company issued senior secured notes in an aggregate principal amount of $30,000,000 (the “Bridge Notes”).

On October 24, 2024, the Company entered into a First Amendment to the Bridge Note Purchase Agreement (the “Bridge Note Amendment”), by and among the Note Parties, the Purchasers and the Agent. Pursuant to the terms of the Bridge Note Amendment, the maturity date for the Bridge Notes issued under the Bridge Note Purchase Agreement has been extended from October 25, 2024 to November 1, 2024, unless earlier accelerated pursuant to the terms of the Bridge Note Purchase Agreement.

The foregoing descriptions of the Bridge Note Amendment and the Bridge Note Purchase Agreement are qualified by reference to the full text of the Bridge Note Amendment and the Bridge Note Purchase Agreement, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 10.1 to the Prior 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to the Bridge Note Purchase Agreement, dated as of October 24, 2024, by and among Terran Orbital Corporation, as issuer, the guarantors party thereto, the purchasers party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and as collateral agent.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terran by Lockheed Martin. In connection with the proposed transaction, Terran filed the Proxy Statement with the SEC on October 4, 2024. On or about October 4, 2024, Terran commenced mailing the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. STOCKHOLDERS OF TERRAN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TERRAN FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement, the preliminary proxy statement filed in connection with the proposed transaction, and any other documents filed or will be filed by Terran with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at Terran’s website at www.terranorbital.com.

Participants in the Solicitation

Terran, Lockheed Martin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Terran’s stockholders with respect to the proposed transaction. Information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Additional information about Terran’s directors and executive officers and their ownership of Terran common stock is set forth in Terran’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on April 10, 2024, under “Board of Directors and Corporate Governance,” “Executive Officers,” and “Executive Compensation” and the Merger Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Terran’s securities by directors and executive officers have changed since the amounts disclosed in the Merger Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. Information about Lockheed Martin’s directors and executive officers is set forth in Lockheed Martin’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on March 15, 2024 (the “Lockheed Martin 2024 Proxy Statement”), under “Director Nominees,” “Executive Compensation,” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of Lockheed Martin’s securities by directors and executive officers have changed since the amounts disclosed in the Lockheed Martin 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the respective companies’ websites at www.terranorbital.com (Terran) and www.lockheedmartin.com (Lockheed Martin).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	October 24, 2024	By:	/s/ Marc Bell
Marc Bell Chairman and CEO